Acquisition of Judith Ripka Trademarks (Judith Ripka Trademarks [Member])	12 Months Ended
Dec. 31, 2014
Judith Ripka Trademarks [Member]
Assets Acquisition [Line Items]
Asset Acquisition [Text Block]

4. Acquisition of Judith Ripka Trademarks

On April 3, 2014, JR Licensing entered into an asset purchase agreement dated April 1, 2014 (the “JR Purchase Agreement”) with Judith Ripka Berk (“Ms. Ripka”), an individual, and certain companies owned by Ms. Ripka including Judith Ripka Creations (collectively “Ripka”), pursuant to which JR Licensing purchased from Ripka, the Ripka Brand, including the Judith Ripka and Judith Ripka Sterling trademarks and other intellectual property rights. On April 3, 2014, the closing date of the acquisition, the Company paid Ripka $12.0 million in cash, issued promissory notes in the aggregate principal amount of $6.0 million (the “Ripka Seller Notes”) (see Note 7) and issued 571,429 shares of the Company’s Common Stock. The Company is also obligated to pay to Ripka $1.0 million (the “First Installment”) and $1.2 million (the “Second Installment”) in cash or shares of the Company’s Common Stock on October 1, 2014 and April 1, 2015, respectively, subject to approval by BHI. The First Installment payment was amended to $0.9 million and the date was extended to and paid on February 23, 2015. The extension did not result in any penalty or cost to the Company. The Second Installment was amended to $1.3 million. In addition, the Company agreed to pay Ripka additional contingent consideration of up to $5 million in the aggregate, payable in cash or shares of the Company’s Common Stock (see Note 7).
Concurrent with the acquisition of the Ripka Brand, the Company entered into (i) a license agreement with QVC that provides for a royalty to be paid to the Company by QVC based on net sales of products under the Ripka Brand (the “QVC Ripka Agreement”), and (ii) a license with an affiliate of Ripka that will design, source, market, and promote products under the Ripka Brand to wholesale accounts through an e-commerce site, which the Company will operate, and through Ripka owned retail stores (the “Wholesale Business”). The license with the Ripka affiliate provides for a royalty payable to the Company based on its wholesale sale of products under the Ripka Brand. The Company issued to QVC a warrant (the “QVC Warrant”) to purchase a number of shares of the Company’s Common Stock equal to (i) 4.75% of the number of shares of the Company’s Common Stock issued and outstanding on the date the QVC Warrant becomes exercisable less (ii) 571,429 shares of the Company’s Common Stock (subject to adjustment in the event of a stock split, combination, or stock dividend). The QVC Warrant is exercisable at a price of $.001 per share and becomes exercisable only upon Ms. Ripka becoming obligated to make a specified payment to QVC under the QVC Ripka Agreement and remains exercisable until such obligation is satisfied in full. Management has determined that the probability of the warrants becoming exercisable is highly unlikely and, therefore, no value was assigned to them as of December 31, 2014.
Concurrent with the acquisition of the Ripka Brand, JR Licensing entered into a $9 million, five year term loan with BHI and amended the then existing IM Term Loan, as more fully described in Note 7.
On April 1, 2014, the Company entered into a three-year employment agreement with Ms. Ripka pursuant to which she serves as the Chief Design Officer of the Ripka Brand and performs duties and obligations under agreements with the Company’s licensees or any other third party. Thereafter, the agreement will renew automatically for one-year periods, unless either party gives written notice of intent to terminate at least 30 days prior to such termination. Ms. Ripka’s base salary is $750,000 per annum and she is entitled to other benefits, including (a) non-accountable expenses of $114,000 per year, (b) $1,000 per month for rent for her Florida office, (c) the employment of a personal assistant, and (d) first class travel expenses.
Ms. Ripka is also eligible to receive an annual cash bonus for each calendar year during the term of her employment (or any partial fiscal year during the term) equal to 10% of the direct-response television royalty income for the Ripka Brand products during such calendar year in excess of $6 million.
The Ripka Brand acquisition was accounted for as an asset purchase. The aggregate purchase price was allocated to the following assets based on the fair market value of the assets on the date of acquisition:

Allocated to:
Trademarks	$24,600,000
Copyrights and other intellectual property	190,000
Total acquisition price	$24,790,000
Trademarks have been determined by management to have an indefinite useful life and accordingly, no amortization is recorded in the Company’s consolidated statements of operations. Copyrights and other intellectual property are amortized on a straight-line basis over their expected useful lives of ten years.
The following represents the aggregate purchase price of $24.8 million, including legal and other fees of $0.39 million:

Cash paid	$11,975,000
Installment payment due February 23, 2015	1,000,000
Installment payment due April 1, 2015	1,190,000
Ripka Seller Notes (at fair value, see Note 7)	4,165,000
Fair value of Common Stock issued (571,429 shares)	2,286,000
Ripka Earn-Out obligation (at fair value, see Note 7)	3,784,000
Direct transaction expenses	390,000
Total consideration	$24,790,000